UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2015

LONG ISLAND ICED TEA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53806	47-2624098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Charlotte Avenue, Hicksville, NY	11801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 526-4015

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 3.02 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On June 30, 2015, Long Island Iced Tea Corp. (the “Company”) sold an aggregate of 256,615 shares of the Company’s common stock (the “Shares”) at a purchase price of $4.00 per share, for an aggregate purchase price of approximately $1,027,000, including through the cancellation of an aggregate of approximately $556,000 in outstanding debt, including accrued interest, owed by the Company to certain of the investors. The shares were sold in a private placement pursuant to the terms of subscription agreements executed by each of the investors. Family members of Philip Thomas, the Company’s Chief Executive Officer and a member of its board of directors, and family members of Paul N. Vassilakos, a member of the Company’s board of directors, each purchased $50,000 shares in the private placement.

The Shares were sold to the investors in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), based on the fact that the sale was made without any general solicitation or advertising and based on representations from each investor that (a) it, he or she was an accredited investor, (b) it, he or she was purchasing the Shares for its, her or his own account investment, and not with a view to distribution, (c) it, he or she had been given access to full and complete access information regarding the Company, and (d) it, he or she understood that the Shares had not been registered and may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom. Furthermore, the certificates for the Shares will bear a legend reflecting such restrictions.

The foregoing description of the subscription agreements does not purport to be complete and is qualified in its entirety by reference to the form of subscription agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Additionally, in order to pay certain of the Company’s legal fees, the Company issued at the closing of the private placement an additional 6,250 shares of Common Stock to its general counsel, Graubard Miller.  The issuance to Graubard Miller was made in reliance upon the exemption provided by Section 4(a)(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Form of Subscription Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2015

LONG ISLAND ICED TEA CORP.

By:	/s/ Philip Thomas
Philip Thomas
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Subscription Agreement